UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 31, 2017

XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

 (Former name or former address, if changed since last report: N/A)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

Supplemental Indenture

On August 31, 2017, Xilinx, Inc. (the “Company”) entered into the Third Supplemental Indenture with U.S. Bank National Association ("U.S. Bank"), as trustee (the “Third Supplemental Indenture”). The Company previously entered into an Indenture, dated as of June 14, 2007 (the “Base Indenture”) and a Second Supplemental Indenture dated as of May 30, 2017 (the “Second Supplemental Indenture”) pursuant to which the Company issued $750,000,000 aggregate principal amount of 2.950% Senior Notes due 2024 (the “Notes”). The Third Supplemental Indenture amends the Second Supplemental Indenture to clarify certain redemption terms in Section 1.5.2.

The foregoing description of the Third Supplemental Indenture, the Base Indenture and the Second Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 99.1 hereto, Exhibit 4.4 to Form S-3 filed June 15, 2007 and Exhibit 4.01 to Form 8-K filed May 30, 2017, respectively, and incorporated herein by reference.

Trustee Change

Effective August 31, 2017, U.S. Bank was appointed as successor Trustee to The Bank of New York Trust Company, N.A. (now known as The Bank of New York Mellon Trust Company, N.A.) under the Base Indenture, as supplemented by the First Supplemental Indenture, dated as of March 12, 2014. The Agreement of Replacement, Appointment and Acceptance by and among the Company, U.S. Bank and The Bank of New York Trust Company, N.A. (now known as The Bank of New York Mellon Trust Company, N.A.) is filed as Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Third Supplemental Indenture, dated as of August 31, 2017, between the Company and U.S. Bank National Association, as trustee

99.2
Agreement of Replacement, Appointment and Acceptance by and among Xilinx, Inc., U.S. Bank National Association and The Bank of New York Trust Company, N.A. (now known as The Bank of New York Mellon Trust Company, N.A.), dated August 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: September 1, 2017	By:	/s/ Lorenzo A. Flores
Lorenzo A. Flores
Senior Vice President and Chief Financial Officer